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 T. ROWE PRICE
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 Tax-Exempt Money Fund--PLUS Class

 Supplement to prospectus dated November 1, 1998
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 Effective May 1, 1999, the footnote to Table 1 on page 2 of the Prospectus will be revised with the following to reflect the extension of the fund's expense ratio limitation:

 /a/
   To limit the fund's expenses during its initial period of operations, T. Rowe Price contractually obligated itself to bear any expenses through April 30, 1999, to the extent such expenses would cause the ratio of expenses to average net assets to exceed 1.00%. Effective May 1, 1999, T. Rowe Price agreed to extend this expense limitation for a period of one year through April 30, 2000. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 1.00%; however, no reimbursement will be made after April 30, 2000 (for the first agreement), or April 30, 2002 (for the second agreement), or if it would result in the expense ratio exceeding 1.00%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund.
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 The date of this supplement is May 1, 1999.
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                                                                  F26-041 5/1/99